SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                             -----------------------


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 October 9, 1997


                           SPARTA SURGICAL CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                   1-11047                     22-2870438
  (State or other juris-           (Commission                 (I.R.S. Employer
   diction of incorporation)        File Number)                ID. Number)


                              Bernal Corporate Park
                 7068 Koll Center Parkway, Pleasanton, CA 94566
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (510)417-8812 not applicable
          (Former name or former address, if changed since last report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     (a) DISMISSAL OF INDEPENDENT ACCOUNTANT. On October 9, 1997, the Registrant's Board of Directors, upon recommendation of its Audit Committee, dismissed Angell & Deering as the Registrant's principal independent accountant engaged to audit the Registrant's financial statements.

     The independent auditor's report of Angell & Deering on the consolidated financial statements of the Registrant for each of the two years in the period ended February 28, 1997, contained no adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principle.

     In connection with the Registrant's audit for each of the two years in the period ended February 28, 1997, and in the subsequent interim period prior to dismissal of Angell & Deering on October 9, 1997, (i) there were no disagreements between the Registrant and Angell & Deering on any matter of accounting principle or practice, financial statement disclosure, auditing scope or procedure except for the classification of a note receivable from an officer. In the financial statements as presented on the Registrant's Annual Report on Form 10-KSB for the year ended February 28, 1997 previously filed with the Securities and Exchange Commission, the note receivable from officer was presented as a reduction of stockholders' equity. In its interim reports on Form 10-QSB for the quarters ended May 31 and August 31, 1997, the Registrant has presented the note receivable from officer as a long-term asset; and (ii) no matters with respect to the items listed in Item 304(a)(iv)(B) of Regulation S-B were applicable.

     A letter from Angell & Deering stating whether or not it agrees with the statements made by the Registrant above, and if not, to state the respects in which it does not agree, is attached as Exhibit 16.1 to this Form 8-K.

     (b)  ENGAGEMENT  OF  INDEPENDENT  ACCOUNTANT.   On  October  10,  1997  the
Registrant's Board of Directors, upon recommendation of its Audit Committee, appointed Grant Thornton LLP as its new independent accountants.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits:

          16.1 Letter from Angell & Deering agreeing to the statements made in the Form 8-K regarding the dismissal of independent accountant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   SPARTA SURGICAL CORPORATION
                                                           (Registrant)

                                                   By:    Thomas F. Reiner
                                                   ----------------------------
                                                   Thomas F. Reiner, Chairman of
                                                   the Board, President & CEO
Dated: October 16, 1997


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                       SECURITIES AND EXCHANGE COMMISSION

                                    EXHIBITS
                                       TO
                                    FORM 8-K

                               DATED OCTOBER 9, 1997